First Quarter 2024 Corporate Update May 7, 2024 Exhibit 99.2

Forward-Looking Statements This press release contains forward-looking statements, including statements about the financial condition, results of operations, earnings outlook and prospects of PCT. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and PureCycle’s Quarterly Reports on Form 10-Q, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCT's ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s ultra-pure recycled (“UPR”) resin in food grade applications (including in the United States, Europe, Asia and other future international locations); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT’s facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility; PCT’s ability to minimize or eliminate the many hazards and operational risks at its manufacturing facilities that can result in potential injury to individuals, disrupt its business (including interruptions or disruptions in operations at its facilities), and subject PCT to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of, (i) its first U.S. multi-line facility, located in Augusta, Georgia; (ii) its first commercial-scale European plant located in Antwerp, Belgium and (iii) its first commercial-scale Asian plant located in Ulsan, South Korea, in a timely and cost-effective manner; PCT’s ability to establish, sort and process polypropylene plastic waste at its plastic waste prep facilities; PCT’s ability to maintain exclusivity under the Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy; the success or profitability of PCT’s offtake arrangements; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT’s future capital requirements and sources and uses of cash; developments and projections relating to PCT’s competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party including the securities class action and putative class action cases; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover in employees and increases in employee-related costs; changes in the prices and availability of labor (including labor shortages), transportation and materials, including inflation, supply chain conditions and its related impact on energy and raw materials, and PCT’s ability to obtain them in a timely and cost-effective manner; any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the current conflict in the Middle East); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk.

Q1 Highlights Ironton Showcase Overview Ironton Market Finance

Production Improvements from Q4 to Q1

Operations

- Produced ~1.3MM lbs amount of resin (0.2MM lbs in Q4); limited by Co-Product 2 capacity and overall site reliability
- Continue to process Post-Consumer Recycle feedstocks
- Product quality improving over time; impacted by site reliability and new operational activities
- Completed >100 improvements during outage mostly focused on reliability and product quality improvements
- Extended outage by ~1 week to complete numerous projects

Commercial

- Continue to advance trials with customers in key industry verticals
- Positive feedback in both film and fiber applications; historically difficult applications for mechanically recycled resin

Finance

- Entered into an agreement for sale of the Ironton Revenue Bonds and the exchange of the Pure Plastics Term Loan for Ironton Revenue Bonds


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Expanded Outage Scope Completed >100 Improvements Work Completed During the Outage Project Summary Focus on reliability to pursue continuous operation and increase production output Added Co-Product 2 capacity projects and completed tie-ins designed to further increase capacity without another outage Examples of Completed Projects Final product control valve upgrade; originally impacted by adsorbent bead damage Co-Product 2 instrumentation; impacted CP2 production and product quality Seal system upgrades; continued focus to incrementally improve system reliability Top Reliability Impacts (since November Outage) Rotating Equipment 17 days Co-Product 2 Instrumentation 13 days Product Transfer Valve 10 days Other Minor events 9 days Overview Ironton Market Finance

Co-Product 2 Improvements Completed Early Pre-Outage Capacity: <5K lbs /day – operated manually due to limited system reliability Original outage plan included significant reliability improvements; all were implemented  New improvement completed during outage; potential to add CP2 removal capacity of 10-20k lbs / day  Optional final improvement is on track for a Q2 implementation; this improvement is anticipated to add another 15-25k lbs / day capacity   Each capacity improvement is additive; representing a total potential additional capacity of 25-45k lbs / day  Overview Ironton Market Finance

End Market Applications Expand

- Several completed plant outage projects were focused on improving product quality
- PureCycle resin continues to show advantages to mechanically recycled products due to the removal of Co-products 1 & 2
- Mechanically recycled products continue to show industry pricing of $0.80-$1.20 per pound; we believe our product will command a premium once continuous operation and consistently higher product quality is achieved
- Film and fiber are shaping up to be viable applications for our UPR resin
    - Film and Fiber represents 78 billion pounds of the global supply of PP[1]
- While the site reliability challenges have impacted the overall approval process, we are still making good progress toward gaining final approvals with customers.

Customer Trials in Development



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Packaging
Auto
Textile
Durable Goods

1. Chemical Market Analytics – Polypropylene Supply & Demand 2023, Global Supply 195 billion pounds

PURECYCLE™ Overview Ironton Market Finance 7

After the PureCycle purification process, additives, dyes, and plasticizers are all significantly lowered or below the detectable limit. Received approval for food-grade post-industrial A-H and food-grade post-consumer, stadium trash E-G PureCycle/FDA agreed future testing methodology for additional applications We continue to work with the FDA to expand the approvals for feedstocks and conditions of use Significantly lowered or below the detectable limit BEFORE & AFTER PURIFICATION JOURNEY WITH THE FDA

Global Recycle Supply <10% of Global Production https://plasticseurope.org/wp-content/uploads/2023/10/Plasticsthefastfacts2023-1.pdf North America Central & South America Middle East & Africa EU 27+3 CIS China Japan Rest of Asia Polypropylene continues to be the largest segment produced at 18.9%; 167B lbs/yr North America lags the world in terms of recycle production; accounts for 8% of global recycle supply Advancing regulations should increase the supply for PCR plastic production; North American regulation is increasing The majority of PCR Plastic Production is PET and HDPE; PP continues to lag 17% 8% 4% 7% 9% 6% 14% 21% 2% 2% 32% 24% 3% 5% 19% 27% Global Annual Plastic Production Global Annual PCR Plastic Production 883B lbs 78B lbs Overview Ironton Market Finance

Favorable Recycling Regulations Advancing in the US Has passed Recycled Content regulations Has passed EPR regulations Has introduced both Recycled Content & EPR regulations Has introduced Recycled Content regulations Has introduced EPR regulations Has passed both Recycled Content & EPR regulations Overview Ironton Market Finance US States Advancing Recycled Content and/or Extended Producer Responsibility (EPR) Legislation

Q1 2024 Liquidity Update Unrestricted Cash Uses: ($74.5MM) to purchase SOPA Revenue Bonds $25.4MM received from escrow accounts ($18.3MM) general corp (non-payroll), operations and other services ($9.3MM) Payroll/benefits, including bonus ($8.6MM) Convertible Notes interest ($7.4MM) Augusta and PreP Revenue Bond Sale Agreement Agreement to sell $37.5MM of Series A Revenue Bonds at $800 per $1000 face value Agreement to exchange $45.5MM of Pure Plastic Loan for Series A, B and C Revenue Bonds at $800 per $1000 face value Summary of Liquidity Changes (in MM) Dec. 31, 2023 Mar. 31, 2024 change Total Unrestricted $121.6 $27.2* $(94.4) Restricted Cash Ironton Reserves 210.6 3.5 (207.1) Augusta Construction Escrow 14.4 7.2 (7.2) Other Corporate Requirements 4.1 4.1 - Total Restricted $229.1 $14.8 (214.3) Total Cash $350.7 $42.0 * Unrestricted cash includes $2.2M that is collateral and therefore not available for use; $25.0M available Pursuing options to increase liquidity in the near term Overview Ironton Market Finance

First Quarter 2024 Corporate Update May 7, 2024